UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2021

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 High Street, 28th Floor
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of September 8, 2021, Catabasis Pharmaceuticals, Inc. (the “Company”) amended its certificate of incorporation (as amended, the “Certificate of Incorporation”) to effect a change of the Company’s name from “Catabasis Pharmaceuticals, Inc.” to “Astria Therapeutics, Inc.” (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders and there were no other changes to the Certificate of Incorporation. A copy of the amendment to the Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware to affect the Name Change is attached hereto as Exhibit 3.1 and incorporated herein by reference. This summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment.

In connection with the Name Change, the Board also approved a restatement of the Certificate of Incorporation to integrate into a single instrument all of the provisions of the Certificate of Incorporation that are in effect and operative, including as a result of the certificates of amendments, including the Certificate of Amendment, to the Certificate of Incorporation that had been filed by the Company since the most recently restatement of the Certificate of Incorporation (the “Restated Certificate of Incorporation”). The restatement did not modify any of the provisions of the Certificate of Incorporation. This summary of the Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated By-laws (prior to such amendment and restatement, the “Old By-laws”) to reflect the Name Change (as amended and restated, the “Amended and Restated By-laws”) effective as of September 8, 2021. There were no other changes to the Old By-laws. A copy of the Amended and Restated By-laws is attached hereto as Exhibit 3.3 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 8, 2021, the Company made available a presentation to be used with investors, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of the Company.
3.2	Restated Certificate of Incorporation of the Company.
3.3	Amended and Restated By-laws of the Company.
99.1	Investor Deck dated as of September 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astria Therapeutics, Inc.

Date: September 8, 2021	By:	/s/ Ben Harshbarger
Ben Harshbarger Chief Legal Officer